ASSIGNMENT OF NOTES AND LIENS

          This Assignment of Notes and. Liens (this "Assignment") is executed and delivered on this 30th day of November, 2005, from the Administrative Agent and the Lenders (as those tenns are defined below) to Westside Energy Corporation, a Nevada corporation ("Assignee").

                                    Recitals

          A. EBS Oil and Gas Partners Production Co., L.P" a Texas limited partnership and other related. entities (collectively, "Borrower") have heretofore executed and delivered those certain promissOlynotes, credit agreements and other security and loan documents described on Schedule I hereto (collectively the "Loan Documents". The liens and security interests, and certain other rights, created under the Loan Documents are owned and held by the. Lenders under that certain Credit Agreement d.ated May 20, 2005, between Borrower, the Lenders and the AQrninistrative Agent (as the same may have been amended or modified, the "Credit Agreement").

          B. Petro Capital IT, L.P. is the Administrative Agent under the} Credit Agreement (the "Administrative Agent").

          C. Tbe Loan Documants secure certain indebtedness and obligations, as described therein,. including the promissory notes described on Schedule I hereto (the "Notes") made by Borrower and payable to the order- of the Lenders, issued pursuant to that certain Credit Agreement.

         D. Lenders and the Administrative Agent (collectively, 'the "Assignors") desire to assign to Assignee the Notes and all rights under the Loan Documents.

                                   Assignment

         NOW. THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors do by these presents TRANSFER, CONVEY, ASSIGN, ENDORSE, SET OVER AND DELIVER unto Assignee: (a) the Notes, (b) all indebtedness anc obligations owing to Assignors under or pursuant to the Notes, the Credit Agreement, the Loan Documents and/or any other documents executed in connection therewith (the "Other Existing Loan Documents"), and (c) to the extent not included in clauses (a) or (b) above, any and all rights benefits, remedies and privileges of Assignors under the Notes, the Credit Agreement, the Loan Documents or the Other Existing Loan Documents.

         I. The assignments herein made are without recourse and without warranty or representation of any nature whatsoever, expressed or implied (including, without limitation, no representation or warranty, expressed or implied, as to the priority, validity, enforceability or the sufficiency of the Loan Documents or the liens and security interests purportedly created thereby) except that Assignor does warrant that:



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

          (a) Each Lender is the owner and holder of the specific Note issued in favor of such Lender and has the right, power and authority to transfer such Note;

          (b) Each Lender has the right, power and authority to transfer the notes and execute and deliver them as provided herein;

         (c) Administrative Agent and the Lenders hold the liens and security interests under the Loan Documents and have the right, power, and authority to assign their rights, powers, and duties with respect to such liens and security interests;

         (d) Except as otherwise indicated on Schedule I hereto, neither the Administrative Agent nor any Lender has executed any release or subordination relating to the liens or security interests under the Loan Documents or modified or amended any Security Document in any respect.

         2. Assignors agrees to promptly endorse the Notes to the order of Assignee without recourse, representation or warranty, except as expressly set forth in this Assignment, and deliver the Notes, the Loan Documents, the Existing Credit Agreement and the Other Existing Loan Documents to Assignee contemporaneously with the payment by Assignee to Administrative Agent for the benefit of the Assignors of the Payoff Amount as provided in letter agreement of even date herewith between Administrative Agent and Assignee and will execute such other instruments as shall be reasonably requested by Assignee to carry out the intent of this Instrument.

         3. This instrument is being executed in several counterparts, all of which are identical, except that, to facilitate recordation, certain counterparts hereof being recorded in certain jurisdictions may have attached to them only those portions of certain Exhibits to certain of the Loan Documents which include descriptions of properties located in the county where the particular counterpart is being recorded. All of such counterparts together constitute one and the same instrument. Complete copies of this instrument have been retained by Assignor and Assignee.

        4. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent necessarily governed by the laws of other states with respect to the liens and security interests created by the Loan Documents.

                            (Remainder of page intentionally left blank.)

  EXECUTED AS OF THE __ day of November, 2005.





                                        PETRO CAPITAL II, L.P.
                                        Administrative Agent

                                        By: Petro/BBS Management, LLC.
                                        a Texas limited liability company,
                                        Its General Partner as


                                        By


                                        Name


                                        Title

 LENDERS

 LEVY FAMILY PARTNERS,LLC

 By:

 Title:

Address:
 980 North Michigan Ave
 Suite 400
 Chicago, IL 60611
 Tel: (312) 245-2915
 Fax: (312) 280-2739

 X-MEN, L.L.C.

By:

Name:

Title:

Address;
520 Lake Cook Road, Suite 105
Deerfield. IL 60015
Tel: (847) 282-5200
Fax: (847) 282-5220

PATRICK PARKER

Address:
Scarborough Bldg.
101 W. 6th St., Suite 610
Austin TX  78701

Tel: (512)474-6663
Fax: (512)273-0925


EDWIN J. HAGERTY

Address:
5100 Westgrove Drive
Dallas, TX 73241
Tel: (972) 701~5060
Fax: (847) 701-3091


BRUCE GOLDSTEIN


Address:
1934 Deercrest Lane
North Brook IL 60052
Tel: (847) 778-O9O1
Fax: (847) 282-5220

ALBERT ADELANI

Address:
930 North York, Suite 200
Hinsdale, IL 60521
Tel: (630) 484-5120
Fax: (630) 230-0174


BARGUS PARTNERSHIP

Address:
664 South Evergreen Ave.
Woodbury Heights; New Jersey 08097
Tel: (856) 845-5656
Fax: (856) 845-1335


BARRY COHN, As Trustee of
Harry Cohn Irrevocable Trust

Address:
2505 Astor Court
Glenview, IL 60026
Tel: (847) 282-5200
Fax: (847) 282-5220

PETRO CAPITAL ADVISERS, LLC

Address:
3838 Oak Lawn Ave., Suite 177
Dallas. Texas 75219
Tel: (214) 661-7762
Fax: (214) 661-7760


MILTON P. WEBSTER.; ill

Address:
9624 Mountain Ridge Place
Boulder. CO 80302
Tel: (303) 402-9320
Fax: (214) 443-0680


MILTON P. WEBSTER, III

Address:
9624 Mountain Ridge Place
Boulder, CO 80302
Tel: (303) 402-9320
Fax: (214) 443-0680

                                   SCHEDULE I

                                 LOAN DOCUMENTS

   All capitalized terms used but not defined below have the meanings given to those terms in the Credit Agreement as defined in this Assignment.

     1) Credit Agreement
     2) First Amendment to Credit Agreement dated August 20, 2005
     3) Second Amendment to Credit Agreement dated October 28, 2005
     4) Third Amendment to Credit Agreement dated November 20, 2005
     5) Intercreditor Agreement
     6) Promissory Note in favor of Levy Family Partners, LLC ($1,099,945.00)
     7) Promissory Note in favor of X-Men, L.L.C. ($1,166,165.0Q)
     8) Promissory Note in favor of Albert Adriani ($550,165.00)
     9) Promissory Note in favor of Bargus Partnership ($296,&35.00)
    10) Promissory Note in favor of Barry Cohn ($296,835.00)
    11) Promissory Note in favor of Patrlck Parker ($219,835.00)
    12) Promissory Note in favor of Edwin J.Hagerty ($110, 110.00)
    13) Promissory Note in favor of Bruce I. Goldstein ($41,195.00)
    14) Promissory Note in favor of Petro Capial Advisors, LLC ($55,055.00)
    15) Promissory Note in favor of Milton P. Webster, III ($13,860.00)
    16) Mortgage
    17) Amendment and Supplement to Mortgage
    18) Guaranty - EBS Oil and Gas Partners Operating Company, L.P.
    19) Guaranty - EBS Oil & Gas Partners Production GP, LLC
    20) Security Agreement - EBS Oil and Gas Partners Operating Company, L.P.
    21) Amendment to Security Agreement-EBS Oil and Gas Partners Operating Company, L.P.
    22) Security Agreement - EBS Oil and Gas Partners Production GP, LLC ,
    23) Amendment to Security Agreement - EBS Oil and Gas Partners Production GP, LLC
    24) UCC-I Financing Statements for the following Debtors:

                   A. EBS Oil and Gas Production Company, L.P.
                   B. EBS Oil and Gas Operating Company, L.P.
                   C. EBS Oil and Gas Partners Production GP, LLC


                                                   -7

                                             RECORDINGS

                                          Texas Deed of Trust

                                                         Recording         Recording
   Document                            County/State         Date           Information


Mortgage, Deed of Trust, Assignment of   Cooke/TX        2/08/2005     Volume 1353, Pag 591,
Production, Security Agreement and                                     Instrument # 1045
Financing Statement
--------------------------------------------------------------------------------------------
Amendment and Supplement to              Cooke/TX        5/31/2005     Volume 1372, Page 169,
Mortgage, Deed of Trust, Assignment of                                 Instrument # 4415
Production, Security Agreement and
Financing Statement
---------------------------------------------------------------------------------------------
Mortgage, Deed of Trust, Assignment of   Denton/TX       2/09/2005     Instrument # 2005- 15631
Production, Security Agreement and
Financing Statement
--------------------------------------------------------------------------------------------
 Amendment and Supplement to             Denton/TX       5/25/2005     Instrument # 2005-62052
 Mortgage, Deed of Trust, Assignment of
 Produetion, Security Agreement and
 Financing Statement
--------------------------------------------------------------------------------------------
 Mortgage, Deed of Trust, Assignment of  Montague/TX     2/09/2005    Volume 309, Page 119,
 Production, Security Agreement and                                   Instrument # 050716
 Financing Statement .
--------------------------------------------------------------------------------------------
 Amendment and Supplement to             Montague/TX     5/26/2005    Volume 319, Page 599,
 Mortgage, Deed of Trust, Assignment of                               Instrument # 053139
 Production, Securily Agreement and
 Financing Statement
---------------------------------------------------------------------------------------------
Mortgage, Deed of Trust, Assignment of   Wise/TX         2/10/2005     Volume 1519, Page 228,
Production, Security Agreement and                                     Document # 364116
Financing Statement
--------------------------------------------------------------------------------------------
 Amendment and Supplement to             Wise/TX        5/25/2005      Volume 1556, Page 160,
 Mortgage, Deed of Trust, Assigmnent of                                Document # 369599
 Production, Security Agreement and
 Financing Statement
--------------------------------------------------------------------------------------------

                                                   -8-


                              Financing Statements

Debtor                          Secured                                    File        File
(Filing Reference)              Party                   Jurisdiction       No.         Date

EBS Oil and Gas Partners                             Texas Secretary
Production Company,      Petro Capital II, L.P.      of State          05-0004160521   2/08/2005
L.P. (Mortgage)
-------------------------------------------------------------------------------------------------
EBS Oil and Gas Partners                             Texas Secretary
Operating Company, L.P.  Petro Capital II, L.P.      of State          05-0004160632   2/08/2005
(Security Agreement)
-------------------------------------------------------------------------------------------------
EBS Oil and Gas Partners                             Texas Secretary
Production GP, LLC       Petro Capital II, L.P.      of State          05-0004132752   2/08/2005
(Security Agreement)



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